SUPPLEMENT DATED AUGUST 2, 2011
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
FOR
COLUMBIA CORE BOND STRATEGY FUND
(FORMERLY GRAIL McDONNELL CORE TAXABLE BOND ETF)
(THE “ETF”)
Effective August 1, 2011, this supplement replaces the supplement dated July 29, 2011 and otherwise updates the Prospectus and Statement of Additional Information (“SAI”) of the ETF, each dated February 28, 2011, as supplemented, as follows:
On page 13 of the Prospectus (as supplemented), the disclosure under “Portfolio Managers” is replaced in its entirety with the following:
PORTFOLIO MANAGER
Orhan Imer is the portfolio manager for the ETF. He has managed the ETF since August 2011.
The section entitled “Portfolio Managers” under the section “ETF Management” (as supplemented) is hereby deleted and replaced in its entirety with the following:
PORTFOLIO MANAGERS
Brian McGreevy is the portfolio manager responsible for the day-to-day management of the Columbia Intermediate Municipal Bond Strategy Fund. Orhan Imer is the portfolio manager responsible for the day-to-day management of the Columbia Core Bond Strategy Fund.
Brian M. McGreevy, Portfolio Manager
•	Managed the ETF since May 2011.

•	Director and Senior Portfolio Manager for the investment manager.

•	Joined the investment manager in May 2010 when it acquired Columbia Management Group. Joined Fleet Investment Advisors, a predecessor firm of Columbia Management Group, in 1994.

•	Began investment career in 1982.

•	BS, University of Massachusetts at Dartmouth; MLA, Harvard University Extension School.
Orhan Imer, Ph.D, CFA, Portfolio Manager
•	Managed the ETF since August 2011.

•	Portfolio Manager for the investment manager.

•	Joined the investment manager in May 2010 when it acquired Columbia Management Group. Joined a predecessor firm of Columbia Management Group in 2009.

•	From 2007 to 2009, Dr. Imer was a senior quantitative strategist for the Investment Strategies Group at Bank of America/Merrill Lynch. Prior to joining Bank of America, Dr. Imer was a senior financial engineer at Algorithmics Inc. and a researcher at General Electric’s Global Research Center.

•	Began his investment career in 2005.

•	Ph.D., University of Illinois at Urbana-Champaign.

On page 45 of the SAI (as supplemented), the disclosure under “Portfolio Managers” is hereby revised to remove references to Messrs. Powers, Pappo and Zazzarino, and is further revised to add the following:
Mr. Imer, the portfolio manager of the Columbia Core Bond Strategy Fund, has responsibility for the day-to-day management of accounts other than the ETF. Information regarding these other accounts, as of June 30, 2011, is set forth below:

Other Accounts Managed
Performance
		Approximate	Based
Portfolio Manager	Number and type of Account	Total Net Assets	Accounts
Orhan Imer	7 registered investment co.	$ 417.7 million	None
	7 other accounts	$ 0.50 million	None
On page 47 of the SAI (as supplemented), the disclosure under “Ownership of ETFs” is hereby revised to remove references to Messrs. Powers, Pappo and Zazzarino, and is further revised to add the following:
Ownership of the ETFs
As of July 29, 2011, Mr. Imer did not own shares of Columbia Core Bond Strategy Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.